Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
(13)	Income Taxes:

The provision for income tax expense (benefit) for the years ended December 31, 2015, December 31, 2014, and December 31, 2013, consisted of the following:

	2015	2014	2013
Current
Federal	$—	—	(32)
State	97	30	110

	97	30	78
Deferred
Federal	177	(231)	566
State	—	—	—

	177	(231)	566

	$274	(201)	644

Total income tax expense for the years ended December 31, 2015, December 31, 2014, and December 31, 2013, differed from the amounts computed by applying the federal income tax rate of 34 percent to income before income taxes as follows:

	2015	2014	2013
Expected federal income tax expense at statutory tax rate	$911	679	1,498
Effect of nontaxable interest income	(458)	(542)	(590)
Effect of nontaxable bank owned life insurance income	(114)	(104)	(120)
Effect of QSCAB credit	(109)	(220)	(220)
State taxes on income, net of federal benefit	59	10	73
Other tax credits	(80)	(80)	(80)
Non deductible expenses	65	56	83

Total income tax expense	$274	($201)	644

Effective tax rate (benefit)	10.2%	(10.1%)	14.6%

The components of deferred taxes as of December 31, 2015, and December 31, 2014, are summarized as follows:

	2015	2014
Deferred tax assets:
Allowance for loan loss	$1,938	$2,116
Accrued expenses	377	89
Net operating loss carry forward	1,182	1,135
Tax credit carry forward	258	258
Intangible amortization	784	981
Other	267	287
Other real estate owned	—	95

	4,806	4,961

Deferred tax liabilities:
FHLB stock dividends	(787)	(787)
Unrealized gain on items in comprehensive income	(1,275)	(1,832)
Depreciation and amortization	(102)	(81)

	(2,164)	(2,700)

Net deferred tax asset	$2,642	$2,261

The Small Business Protection Act of 1996, among other things, repealed the tax bad debt reserve method for thrifts effective for taxable years beginning after December 31, 1995. Commercial banks with assets greater than $500 million can no longer use the reserve method and may only deduct loan losses as they actually arise (i.e., the specific charge-off method). At December 31, 2015, the Company has net operating loss carry forwards of $3.1 million which begin to expire in 2034.

The portion of a thrift’s tax bad debt reserve that is not recaptured (generally pre-1988 bad debt reserves) under the 1996 law is only subject to recapture at a later date under certain circumstances. These include stock repurchase redemptions by the thrift or if the thrift converts to a type of institution (such as a credit union) that is not considered a bank for tax purposes. However, no recapture was required due to the Bank’s charter conversion from a thrift to a commercial bank or if the bank was acquired by another bank. The Bank does not anticipate engaging in any transactions at this time that would require the recapture of its remaining tax bad debt reserves. Therefore, retained earnings at December 31, 2015, and December 31, 2014, includes approximately $4,027,000 which represents such bad debt deductions for which no deferred income taxes have been provided.

No valuation allowance for deferred tax assets was recorded at December 31, 2015, and December 31, 2014, as management believes it is more likely than not that all of the deferred tax assets will be realized because they were supported by recoverable taxes paid in prior years and expected future taxable income. There were no unrecognized tax benefits during any of the reported periods. The Corporation files income tax returns in the U.S. federal jurisdiction. The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2011.